                                                                  Exhibit 10.17


                            AGREEMENT OF INDEMNITY

    THIS AGREEMENT of Indemnity, made and entered into this     1st     day of
                                                            -----------
February         , 1995, by         the parties listed in Paragraph
- -----------------    --      ------------------------------------------------
                                (Insert full name and address of Contractor)

Twenty-Second hereof
- -----------------------------------------(hereinafter called the Contractor) and the parties listed in Paragraph Twenty-Third hereof
- -------------------------------------------------------------------------------
            (Insert full names and addresses of Indemnitors, if any)

- -------------------------------------------------------------------------------
                                (hereinafter called the Indemnitors, if any) and
- --------------------------------
FIDELITY AND DEPOSIT COMPANY OF MARYLAND, 300 Saint Paul Place, P.O. Box 1227, Baltimore, Maryland 21203, its successors and assigns (hereinafter called Surety),

                                  WITNESSETH:

   WHEREAS, the Contractor, in the performance of contracts and the fulfillment of obligations generally, whether in its own name solely or as co-adventurer with others, may desire or be required to give or procure certain surety bonds, undertakings or instruments of guarantee, and to renew, or continue or substitute from time to time the same or new bonds, undertakings or instruments of guarantee with the same or different penalties, and/or conditions, any one or more of which are hereinafter called Bonds; or the Contractor or Indemnitors may request the Surety to refrain from cancelling said Bonds: and

   WHEREAS, at the request of the Contractor and the Indemnitors and upon the express understanding that this Agreement of Indemnity be given, the Surety has executed or procured to be executed, and may from time to time hereafter execute or procure to be executed, said Bonds on behalf of the Contractor; and

   WHEREAS, the Indemnitors have a substantial, material and beneficial interest in the obtaining of the Bonds or in the Surety's refraining from cancelling said Bonds.

   NOW, THEREFORE, in consideration of the premises the Contractor and Indemnitors for themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, hereby covenant and agree with the Surety, as follows:

                                   PREMIUMS

   FIRST: The Contractor and Indemnitors will pay to the Surety in such manner as may be agreed upon all premiums and charges of the Surety for the Bonds in accordance with its rate filings, its manual of rates, or as otherwise agreed upon, until the Contractor or Indemnitors shall serve evidence satisfactory to the Surety of its discharge or release from the Bonds and all liability by reason thereof.

                                   INDEMNITY

   SECOND: The Contractor and Indemnitors shall exonerate, indemnify, and keep indemnified the Surety from and against any and all liability for losses and/or expenses of whatsoever kind or nature (including, but not limited to, interests, court costs and counsel fees) and from and against any and all such losses and/or expenses which the Surety may sustain and incur: (1) By reason of having executed or procured the execution of the Bonds, (2) By reason of the failure of the Contractor of Indemnitors to perform or comply with the covenants and conditions of this Agreement or (3) In enforcing any of the covenants and conditions of this Agreement. Payment by reason of the aforesaid cuses shall be made to the Surety by the Contractor and Indemnitors as soon as liability exists or is asserted against the Surety, whether or not the Surety shall have made any payment therefor. Such payment shall be equal to the amount of the reserve set by the Surety. In the event of any payment by the Surety the Contractor and Indemnitors further agree that in any accounting between the Surety and Contractor, or between the Surety and the Indemnitors, or either or both of them, the Surety shall be entitled to charge for any and all disbursements made by it in good faith in and about the matters herein contemplated by this Agreement under the belief that it is or was liable for the sums and amounts so disbursed, or that it was necessary or expedient to make such disbursements, whether or not such liability, necessity or expediency existed; and that the vouchers or other evidence of any such payments made by the Surety shall be PRIMA FACIE evident of the fact and amount of the liability to the Surety.

                                  ASSIGNMENT

    THIRD: The Contractor, the Indemnitors hereby consenting, will assign, transfer and set over, and does hereby assign, transfer and set over to the Surety, as collateral, to secure the obligations in any and all of the paragraphs of this Agreement and any other indebtedness and liabilities of the Contractor to the Surety, whether heretofore or hereafter, incurred, the assignment in the case of each contract to become effective as of the date of the bond covering such contract, but only in the event of (1) any abandonment, forfeiture or breach of any contracts referred to in the Bonds or of any breach of any said Bonds; or (2) of any breach of the provisions of any of the paragraphs of this Agreement; or (3) of a default in discharging such other indebtedness or liabilities when due; or (4) of any assignment by the Contractor for the benefit of creditors, or of the appointment, or of any application for the appointment, of a receiver or trustee for the Contractor whether insolvent or not; or (5) of any proceeding which deprives the Contractor of the use of any of the machinery, equipment, plant, tools or material referred to in section (b) of this paragraph; or (6) of the Contractor's dying, absconding, disappearing, incompetency, being convicted of a felony, or imprisoned if the Contractor be an individual: (a) All the rights of the Contractor in, and growing in any manner out of, all contracts referred to in the Bonds, or in, or growing in any manner out of the Bonds;
(b) All the rights, title and interest of the Contractor in and to all machinery, equipment, plant, tools and materials which are now, or may hereafter be, about or upon the site or sites of any and all of the contractual work referred to in the Bonds or elsewhere, including materials purchased for or chargeable to any and all contracts referred to in the bonds, materials which may be in process of construction, in storage elsewhere, or in transportation to any and all of said sites; (c) All the rights, title and interest of the Contractor in and to all subcontracts let or to be let in connection with any and all contracts referred to in the Bonds, and in and to all surety bonds supporting such subcontracts; (d) All actions, causes of actions, claims and demands whatsoever which the Contractor may have or acquire against any subcontractor, laborer or materialman, or any person furnishing or agreeing to furnish or supply labor, material, supplies, machinery, tools or other equipment in connection with or on account of any and all contracts referred to in the Bonds; and against any surety or sureties of any subcontractor, laborer, or materialman; (e) Any and all percentages retained and any and all sums that may be due or hereafter become due on account of any and all contracts referred to in the Bonds and all other contracts whether bonded or not in which the Contractor has an interest.

                                  TRUST FUND

   FOURTH: If any of the Bonds are executed in connection with a contract which by its terms or by law prohibits the assignment of the contract price, or any part thereof, the Contractor and Indemnitors covenant and agree that all payments received for or on account of said contract shall be held as a trust fund in which the Surety has an interest, for the payment of obligations incurred in the performance of the contract and for labor, materials, and services furnished in the prosecution of the work provided in said contract or any authorized extension or modification thereof; and, further, it is expressly understood and declared that all monies due and to become due under any contract or contracts covered by the Bonds are trust funds, whether in the possession of the Contractor or Indemnitors or otherwise, for the benefit of and for payment of all such obligations in connection with any such contract or contracts for which the Surety would be liable under any of said Bonds, which said trust also inures to the benefit of the Surety for any liability or loss it may have or sustain under any said Bonds, and this Agreement and declaration shall also constitute notice of such trust.

                            UNIFORM COMMERCIAL CODE

   FIFTH: That this Agreement shall constitute a Security Agreement to the Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect and may be so used by the Surety without in any way abrogating, restricting or limiting the rights of the Surety under this Agreement or under law, or in equity.

                                   TAKEOVER

   SIXTH: In the event of any breach or default asserted by the obligee in any said Bonds, or the Contractor has abandoned the work on or forfeited any contract or contracts covered by any said Bonds, or has failed to pay obligations incurred in connection therewith, or in the event of the death, disappearance, Contractor's conviction for a felony, imprisonment, incompetency, insolvency, or bankruptcy of the Contractor, or the appointment of a receiver or trustee for the Contractor, or the property of the Contractor, or in the event of an assignment for the benefit of creditors of the Contractor, or if any action is taken by or against the Contractor under or by virtue of the National Bankruptcy Act, or should reorganization or arrangement proceedings be filed by or against the Contractor under said Act, or if any action is taken by or against the Contractor under the insolvency laws of any state, possession, or territory of the United States the Surety shall have the right, at its option and in its sole discretion and is hereby authorized, with or without exercising any other right or option conferred upon it by law or in the terms of this Agreement, to take possession of any part or all of the work under any contract or contracts covered by any said Bonds, and at the expense of the Contractor and Indemnitors to complete or arrange for the completion of the same, and the Contractor and Indemnitors shall promptly upon demand pay to the Surety all losses, and expenses so incurred.

                                    CHANGES

   SEVENTH: The Surety is authorized and empowered, without notice to or knowledge of the Indemnitors to assent to any change whatsoever in the Bonds, and/or any contracts referred to in the Bonds, and/or in the general conditions, plans and/or specifications accompanying said contracts, including, but not limited to, any change in the time for the completion of said contracts and to payments or advances thereunder before the same may be due, and to assent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of the Bonds and to execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller penalties, it being expressly understood and agreed that the Indemnitors shall remain bound under the terms of this Agreement even though any such assent by the Surety does or might substantially increase the liability of said Indemnitors.

                                    ADVANCES

   EIGHTH: The Surety is authorized and empowered to guarantee loans, to advance or lend to the Contractor any money, which the Surety may see fit, for the purpose of any contracts referred to in, or guaranteed by the Bonds; and all money expended in the completion of any such contracts by the Surety, or lent or advanced from time to time to the Contractor, or guaranteed by the Surety for the purposes of any such contracts, and all costs, and expenses incurred by the Surety in relation thereto, unless repaid with legal interest by the Contractor to the Surety when due, shall be presumed to be a loss by the Surety for which the Contractor and the Indemnitors shall be responsible, notwithstanding that said money or any part thereof should not be used by the Contractor.

                               BOOKS AND RECORDS

   NINTH: At any time, and until such time as the liability of the Surety under any and all said Bonds is terminated, the Surety shall have the right to reasonable access to the books, records, and accounts of the Contractor, and Indemnitors; and any bank depository, materialman, supply house, or other person, firm, or corporation when requested by the Surety is hereby authorized to furnish the Surety any information requested including, but not limited to, the status of the work under contracts being performed by the Contractor, the condition of the performance of such contracts and payments of accounts.

                               DECLINE EXECUTION

   TENTH: Unless otherwise specifically agreed in writing, the Surety may decline to execute any Bond and the Contractor and Indemnitors agree to make no claim to the contrary in consideration of the Surety's receiving this Agreement; and if the Surety shall execute a Bid or Proposal Bond, it shall have the right to decline to execute any and all of the bonds that may be required in connection with any award that may be made under the proposal for which the Bid or Proposal Bond is given and such declination shall not diminish or alter the liability that may arise by reason of having executed the Bid or Proposal Bond.

                               NOTICE OF EXECUTION

   ELEVENTH: The Indemnitors hereby waive notice of the execution of said Bonds and of the acceptance of this Agreement, and the Contractor and the Indemnitors hereby waive all notice of any default, or any other act or acts giving rise to any claim under said Bonds, as well as notice of any and all liability of the Surety under said Bonds, and any and all liability on their part hereunder, to the end and effect that, the Contractor and the Indemnitors shall be and continue liable hereunder, notwithstanding any notice of any kind to which they might have been or be entitled, and notwithstanding any defenses they might have been entitled to make.

                                   HOMESTEAD

   TWELFTH: The Contractor and the Indemnitors hereby waive, so far as their respective obligations under this Agreement are concerned, all rights to claim any of their property, including their respective homesteads, as exempt from levy, execution, sale or other legal process under the laws of any State, Territory, or Possession.

                                  SETTLEMENTS

   THIRTEENTH: The Surety shall have the right to adjust, settle or compromise any claim, demand, suit or judgment upon the Bonds, unless the Contractor and the Indemnitors shall request the Surety to litigate such claim or demand, or to defend such suit, or to appeal from such judgment, and shall deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount, to be used in paying any judgment or judgments rendered or that may be rendered, with interest, costs, expenses and attorneys' fees, including those of the Surety.

                                   SURETIES

   FOURTEENTH: In the event the Surety procures the execution of the Bonds by other sureties, or executes the Bonds with co-sureties, or reinsures any portion of said Bonds with reinsuring sureties, then all the terms and conditions of this Agreement shall inure to the benefit of such other sureties, co-sureties and reinsuring sureties, as their interests may appear.

                                    SUITS

   FIFTEENTH: Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits, upon other causes of action, whether theretofore or thereafter arising.

                                OTHER INDEMNITY

   SIXTEENTH: That the Contractor and the Indemnitors shall continue to remain bound under the terms of this Agreement even though the Surety may have from time to time heretofore or hereafter, with or without notice to or knowledge of the Contractor and the Indemnitors, accepted or released other agreements of indemnity or collateral in connection with the execution or procurement of said Bonds, from the Contractor or Indemnitors or others, it being expressly understood and agreed by the Contractor and the Indemnitors that any and all other rights which the Surety may have or acquire against the Contractor and the Indemnitors and/or others under any such other or additional agreements of indemnity or collateraL shall be in addition to, and not in lieu of, the rights afforded the Surety under this Agreement.

                                  INVALIDITY

   SEVENTEENTH: In case any of the parties mentioned in this Agreement fail to execute the same, or in case the execution hereof by any of the parties be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity of this Agreement or the liability hereunder of any of the parties executing the same, but each and every party so executing shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed. It is understood and agreed by the Contractor and Indemnitors that the rights, powers, and remedies given the Surety under this Agreement shall be and are in addition to, and not in lieu of, any and all other rights, powers, and remedies which the Surety may have or acquire against the Contractor and Indemnitors or others whether by the terms of any other agreement or by operation of law of otherwise.

                                ATTORNEY IN FACT

   EIGHTEENTH: The Contractor and Indemnitors hereby irrevocably nominate, constitute, appoint and designate the Surety as their attorney-in-fact with the right, but not the obligation, to exercise all of the rights of the Contractor and Indemnitors assigned, transferred and set over to the Surety in this Agreement, and in the name of the Contractor and Indemnitors to make, execute, and deliver any and all additional or other assignments, documents or papers deemed necessary and proper by the Surety in order to give full effect not only to the intent and meaning of the within assignments, but also to the full protection intended to be herein given to the Surety under all other provisions of this Agreement. The Contractor and Indemnitors hereby ratify and confirm all acts and actions taken and done by the Surety as such attorney-in-fact.

                                  TERMINATION

   NINETEENTH: This Agreement may be terminated by the Contractor or Indemnitors upon twenty days' written notice sent by registered mail to the Surety at its home office at 300 Saint Paul Place, Baltimore, Maryland 21202,
Attention: Vice President, Surety Department, but any such notice of termination shall not operate to modify, bar, or discharge the Contractor or the Indemnitors as to the Bonds that may have been theretofore executed.

   TWENTIETH: This Agreement may not be changed or modified orally. No change or modification shall be effective unless made by written endorsement executed to form a part hereof.

   TWENTY-FIRST: Paragraphs Twenty=Second, Twenty-Third and Twenty-Fourth
                 -------------------------------------------------------------
hereof are set forth on the signature page attached hereto, which, together
- ------------------------------------------------------------------------------
with the acknowledgement pages, constitutes a part of this agreement. This
- ------------------------------------------------------------------------------
agreement is taken in addition to and not in lieu of prior agreements of
- ------------------------------------------------------------------------------
indemnity.

   IN WITNESS WHEREOF, we have signed and sealed the day and year first above written.

   ATTEST OR WITNESS:                  See attached signature page.
                                       ---------------------------------------
                                       (Full Name and Address of Contractor)

                                       ---------------------------------------

- -------------------------------------  ----------------------------------(SEAL)

                                       INDEMNITORS:

                                       See attached signature page.
- -------------------------------------  ----------------------------------(SEAL)
                                       (Full Name and Address of Indemnitor

                                       ---------------------------------------

- -------------------------------------  ----------------------------------(SEAL)
                                       (Full Name and Address of Indemnitor)

                                       ----------------------------------------

- -------------------------------------  ----------------------------------(SEAL)
                                       (Full Name and Address of Indemnitor)

                                       ----------------------------------------

- -------------------------------------  ----------------------------------(SEAL)
                                       (Full Name and Address of Indemnitor)

                                 FIDELITY AND DEPOSIT COMPANY OF MARYLAND

- -------------------------------------   By ------------------------------(SEAL)
         ASSISTANT SECRETARY                           VICE-PRESIDENT

                                 SIGNATURE PAGE

Attached to and made a part of the Agreement of Indemnity dated February 1, 1995, made and entered into between the parties listed in Paragraph Twenty-Second as Contractors and the parties listed in Paragraph Twenty-Third as Indemnitors, and FIDELITY AND DEPOSIT COMPANY OF MARYLAND, as Surety.

   TWENTY-SECOND: Anything to the contrary in the said Agreement of Indemnity notwithstanding the term "Contractor" referred to herein is defined to include without limitations the parties listed herein acting separately or as co-adventurers or any relationships whatsoever with others:

                  MK Rail Corporation
                  M.K. GAIN, S.A. DE C.V.

   The Term "Contractor" shall also include any company in which MK Rail Corporation or M.K. GAIN, S.A. DE C.V. owns a controlling interest, directly or indirectly, whether in existence now or hereafter acquired, each acting in its own name solely or as co-adventurers composed of combinations of any or all of them, as well as co-adventurers with others.

   TWENTY-THIRD: Anything to the contrary in the said Agreement of Indemnity notwithstanding the term "Indemnitor" referred to herein is defined to include without limitations the parties listed herein:

                   MK Rail Corporation
                   M.K. GAIN, S.A. DE C.V.
                   Morrison Knudsen Corporation, a Delaware Corporation Morrison Knudsen Corporation, an Ohio Corporation

   TWENTY-FOURTH: Whereas, Surety has heretofore executed bonds on the express condition, promise and understanding, that the Indemnitors would provide indemnity therefor, and in further consideration of the Surety's agreement to execute other bonds (subject to Paragraph Tenth of this agreement), this indemnity shall apply to any bond or bonds executed on or after June 22, 1994.

   IN WITNESS WHEREOF, we have signed and sealed the day and year first above written.


                                      MK Rail Corporation

Attest: /s/ James P. O'Donnell,       By: /s/ J. F. Cleary, Jr.
       -----------------------------      -----------------------------------
        James P. O'Donnell,                 J. F. Cleary, Jr.
        Secretary                           Executive Vice President
                                      M.K. GAIN, S.A. DE C.V.


Attest:                               By: /s/ C. Vidaurreta
        ----------------------------      ------------------------------------
                                             C. Vidaurreta
                                             Director General
                                      Morrison Knudsen Corporation,
                                      a Delaware Corporation

                                      By: /s/ R. A. Tinstman
                                          ------------------------------------
                                          R. A. Tinstman, President and CEO

Attest: /s/ D. A. Channer             By: /s/ S. G. Hanks
        -----------------------------     -------------------------------------
        David A. Channer,                 S. G. Hanks, Executive Vice President
        Assistant Secretary
                                      Morrison Knudsen Corporation,
                                      an Ohio Corporation

                                      By: /s/ R. A. Tinstman
                                          -------------------------------------
                                          R. A. Tinstman, President and CEO

Attest: /s/ D. A. Channer             By: /s/ S. G. Hanks
        -----------------------------     -------------------------------------
        David A. Channer,                 S. G. Hanks, Executive Vice President
        Assistant Secretary

                 FOR ACKNOWLEDGEMENT OF CONTRACTOR'S SIGNATURE
                          INDIVIDUAL ACKNOWLEDGEMENT

STATE OF
         --------------------------------------------)
COUNTY OF                                            )  SS.
         --------------------------------------------)

   On this              day of            , 19   , before me, the subscriber,
           ------------       ------------    ---
personally appeared
                   -------------------------------------------------------------
to me personally known, and known by me to be the person     described in, and
                                                         ---
who executed, the foregoing instrument and acknowledged same to be act and deed.
- ------------------------

My Commission Expires
                     -----------------------------  ----------------------------
                                                           (Notary Public)

                          PARTNERSHIP ACKNOWLEDGEMENT


STATE OF
         --------------------------------------------)
COUNTY OF                                            )  SS.
         --------------------------------------------)

   On this              day of            , 19   , before me,
           ------------       ------------    ---
personally appeared
                   -------------------------------------------------------------
a member of the co-partnership of
                                 -----------------------------------------------
to me known and known to me to be the person who is described in and who executed the foregoing instrument, and acknowledged to me that he executed the same as and for the act and deed of the said co-partnership.

My Commission Expires
                     -----------------------------  ----------------------------
                                                           (Notary Public)

                           CORPORATE ACKNOWLEDGEMENT

STATE OF      Pennsylvania
         --------------------------------------------)
COUNTY OF     Allegheny                              )  SS.
         --------------------------------------------)

   On this    10th       day of   March   , 19  95 , before me, the subscriber,
           -----------         -----------     ----
personally appeared    James F. Cleary, Jr.
                   -------------------------------------------------------------
                   (Insert here name of officer who signs for the corporation)

to me personally known, who, being duly sworn, did depose and say that he
resided in the city of      Pittsburgh    , that he is
                      --------------------
the    Executive Vice    President of   MK Rail Corporation  the corporation
   ---------------------             ------------------------
described in, and which executed, the within instrument; the he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order;
and the deponent further said that he is acquainted
with                    James P. O'Donnell                    , and knows that
     ---------------------------------------------------------
     (Insert here name of officer who attests for corporation)

he is the                     Secretary of said corporation and that he
         ---------------------
subscribed his name to within instrument by a like order of the said Board of Directors.

My Commission Expires   July 29, 1996                  Kelly A. McQuaid
                     -----------------------------  ----------------------------
                                                           (Notary Public)

                FOR ACKNOWLEDGEMENT OF INDEMNITOR'S SIGNATURES
                          INDIVIDUAL ACKNOWLEDGEMENT

STATE OF
         --------------------------------------------)
COUNTY OF                                            )  SS.
         --------------------------------------------)

   On this              day of            , 19   , before me, the subscriber,
           ------------       ------------    ---
personally appeared
                   -------------------------------------------------------------
to me personally known, and known by me to be the person     described in, and
                                                         ---
who executed, the foregoing instrument and acknowledged same to be act and deed.
- ------------------------

My Commission Expires
                     -----------------------------  ----------------------------
                                                           (Notary Public)

                          INDIVIDUAL ACKNOWLEDGEMENT

STATE OF
         --------------------------------------------)
COUNTY OF                                            )  SS.
         --------------------------------------------)

   On this              day of            , 19   , before me, the subscriber,
           ------------       ------------    ---
personally appeared
                   -------------------------------------------------------------
to me personally known, and known by me to be the person     described in, and
                                                         ---
who executed, the foregoing instrument and acknowledged same to be act and deed.
- ------------------------

My Commission Expires
                     -----------------------------  ----------------------------
                                                           (Notary Public)

                          PARTNERSHIP ACKNOWLEDGEMENT

STATE OF
         --------------------------------------------)
COUNTY OF                                            )  SS.
         --------------------------------------------)

   On this             day of           , 19   , before me, personally
          ------------       -----------    ---
appeared
        -----------------------------------------------------------------------
a member of the co-partnership of
                                 ----------------------------------------------
to me known and known by me to be the person who is described in and who executed the foregoing instrument, and acknowledged to me that he executed the same as and for the act and deed of the said co-partnership.

My Commission Expires
                     -----------------------------  ----------------------------
                                                           (Notary Public)

                           CORPORATE ACKNOWLEDGEMENT

STATE OF      Idaho
         --------------------------------------------)
COUNTY OF     Ada                                    )  SS.
         --------------------------------------------)

   On this    14th       day of   March   , 1995, before me, the subscriber,
           -----------         -----------    --
personally appeared    Robert A. Tintsman and Stephen G. Hanks
                   -------------------------------------------------------------
                   (Insert here name of officer who signs for the corporation)

to me personally known, who, being duly sworn, did depose and say that they
reside in the city of    Boise, Idaho     , that they are
                      --------------------
the   CEO and  Exec. Vice    President respectively  of
    -----------------------
   Morrison Knudsen Corporation   the corporation described in, and which
- ----------------------------------
executed, the within instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; and the deponent further said that he
is acquainted with                   David A. Channer                          ,
                  -------------------------------------------------------------
                   (Insert here name of officer who attests for corporation)

and knows that  he is the      Assistant         Secretary of said corporation
                          -----------------------
and that he subscribed his name to within instruments by a like order of the said Board of Directors.

My commission expires     November 13, 1997              /s/ Tawny Aldrich
                     -----------------------------  ----------------------------
                                                           (Notary Public)